UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4th, 2017

LNPR GROUP, INC.
(Exact name of registrant as specified in its charter)

New Asia Energy, Inc.

(Former Name)

Colorado	000-54171	26-1381565
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

Level 23, Nu Tower 2, JalanTun Sambanthan, Kuala Lumpur Sentral, Kuala Lumpur	50470
(Address of principal executive offices)	(Zip Code)

+60 3 2727-1686

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On December 1st, 2017, the Board of Directors of New Asia Energy, Inc. (the “Company”) adopted two Amendments to its Articles, changing the name of the Corporation to LNPR GROUP, INC., and effectuating a 40:1 reverse split of the company’s stock; the State of Colorado effectuated said changes on December 4th, 2017; and on January 17th, 2018, FINRA granted effectiveness for said changes and the ticker Symbol “LNPR”.

ITEM 9.01 EXHIBITS

(d) Exhibits.

10.1	Colorado Amendment of new name as LNPR Group Inc.

10.2	Colorado Amendment of Shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNPR Group, Inc.

Date: February 5th, 2018	By:	/s/ Veng Kun Lun
Veng Kun Lun, CEO

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